 EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Lightspace Corporation for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Gary Florindo, the Principal Executive Officer and Principal Financial Officer of Lightspace Corporation, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lightspace Corporation.

Date: March 26, 2007

/s/ GARY FLORINDO
Gary Florindo
Principal Executive Officer
Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lightspace Corporation and will be retained by Lightspace Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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